UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 12, 2016 (April 12, 2016)
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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On April 12, 2016, Norfolk Southern Corporation released a letter from chairman, president, and chief executive officer Jim Squires and lead director Steven Leer to Norfolk Southern shareholders concerning Canadian Pacific’s withdrawal of its unsolicited proposal to acquire Norfolk Southern and its related shareholder resolution.  This letter included a revised proxy card, reflecting removal of Canadian Pacific’s shareholder resolution.

A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The revised proxy card is attached as Exhibit 99.2.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Letter to shareholders
99.2	Revised proxy card

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary
Date:  April 12, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter to shareholders
99.2	Revised proxy card